                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) June 6, 2002

                              Stockwalk Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

      Minnesota                        0-22247                   41-1756256
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

         5500 Wayzata Boulevard, Suite 800, Minneapolis, Minnesota   55416
               (Address of Principal Executive Offices)            (Zip Code)

                                  763.542.6000
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)


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Capitalized terms used, but not defined, herein shall have the same meanings as in the Plan of Reorganization (as defined herein).

Item 3.  Bankruptcy or Receivership.

         As previously reported, on February 11, 2002, Stockwalk Group, Inc. (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Minnesota. The petition has been administered under the case name IN RE: STOCKWALK GROUP, INC., Case No. 02-40585 (RJK), with the Honorable Robert J. Kressel, United States Bankruptcy Judge, presiding over the case. The Company operated its business as a debtor-in-possession through the Effective Date (as defined herein).

         A hearing on the confirmation of the Company's Third Amended Plan of Reorganization (the "Plan of Reorganization") was held on May 21, 2002, and the Plan of Reorganization was confirmed by the Bankruptcy Court pursuant to an Order and Notice Confirming Plan and Fixing Time Limits entered on said date (the "Confirmation Order"). A copy of the Confirmation Order is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Plan of Reorganization is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Confirmation Order become a Final Order on May 31, 2002 (the "Effective Date").

         Set forth below is a summary of the material terms of the Plan of Reorganization, together with an indication of the Company's outstanding equity shareholdings and information regarding the assets and liabilities of the Company as of May 21, 2002. The following summary is qualified in its entirety by reference to the Confirmation Order and the Plan of Reorganization, copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

         The Plan of Reorganization provides that all Claims (as described below) are "impaired" claims that will receive the following treatment:

        ---------------------------------- -------------------------            --------------------------------------------------
             CLASS OF ALLOWED CLAIM            ESTIMATED AMOUNT                                ESTIMATED PAYMENT
                                                  OF CLAIMS
        ---------------------------------- -------------------------            --------------------------------------------------
        Class A - Marshall & Ilsley Bank          $2,186,629                    (i) a distribution of the Net Proceeds from
        secured Claims                                                          the sale of the Company's former wholly owned
                                                                                subsidiary, Stockwalk.com, Inc., and (ii) monthly
                                                                                payments from the Effective Date for each of the
                                                                                next 23 months until Claims are paid in full (such
                                                                                monthly payments sufficient to fully amortize
                                                                                balance using a per annum interest rate of 8%)



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

        ---------------------------------- -------------------------            ----------------------------------------------------
             CLASS OF ALLOWED CLAIM            ESTIMATED AMOUNT                                ESTIMATED PAYMENT
                                                  OF CLAIMS
        ---------------------------------- -------------------------            ----------------------------------------------------
        Class A-2 - All secured Claims             unknown                      full satisfaction of each Claim by receipt of (i)
        other than Class A Claims                                               cash payment, (ii) right, title and interest of
                                                                                Company in property securing Claim, (iii) deferred
                                                                                cash payment, or (iv) setoff

        ---------------------------------- -------------------------            ----------------------------------------------------
        Class B - All general,                  $36,850,000                     full satisfaction of each Claim from annual
        unsecured Claims                                                        payments equal to 72% of Creditor Net Income
        (includes Claims of Feltl,                                              during the year for which payment is made
        Farley, and holders of
        outstanding commercial paper)

        ---------------------------------- -------------------------            ----------------------------------------------------
        Class C - Claims of Holders of           $17,232,600                    full satisfaction of each Claim from annual payments
        Convertible Subordinated Notes                                          equal to 72% of Creditor Net Income during the year
                                                                                for which payment is made

        ---------------------------------- -------------------------            ----------------------------------------------------
        Class D - Interests in the                   n/a                        holders of common stock who are officers, directors
        Debtor (common stock held by                                            and employees retain interest in such common stock
        officers, directors and
        employees)

        ---------------------------------- -------------------------            ----------------------------------------------------
        Class E - Interests in the                   n/a                        15,750,614 shares of common stock are cancelled and
        Debtor (common stock held by                                            such holders paid an amount equal to $0.005/share
        non-Class D shareholders)                                               or total of approximately $75,000
        ---------------------------------- -------------------------            ----------------------------------------------------

         As of May 21, 2002, the latest practicable date that such information is available, and before giving effect to the consummation of the Plan of Reorganization, the Company projected that it had consolidated assets with a book value of approximately $43,509,300 and liabilities with a book value of approximately $80,778,446. For more information about such assets and liabilities, see the Current Report on Form 8-K filed by the Company on May 3, 2002. Before giving effect to the consummation of the Plan of Reorganization, the Company had 32,750,614 shares of its common stock issued and outstanding. As of the Effective Date, the Company had 17,000,000 shares of its common stock issued and outstanding.

Item 5.  Other Events.

         On the Effective Date of the reorganization of the Company, described under Item 3 above, the Company experienced a reduction in the number of holders of the Company's common stock




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to below 300 shareholders. The Company intends to make appropriate filings with the Securities and Exchange Commission to relieve itself of its filing obligations under the Securities Exchange Act of 1934, as amended.

         This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy any securities. Certain financial information included in this Current Report on Form 8-K and the Plan of Reorganization, including statements that are not a statement of historical fact, may constitute forward-looking statements. The Company's actual results could differ materially from those anticipated in these forward-looking statements.

Item 7.  Exhibits.

99.1     Order And Notice Confirming Plan And Fixing Time Limits dated May 21,
         2002.

99.2     Third Amended Plan of Reorganization dated May 21, 2002.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STOCKWALK GROUP, INC.


Dated:  June 6, 2002

                                            By: /s/ Jeffrey L. Houdek
                                            -------------------------
                                            Name:   Jeffrey L. Houdek
                                            Chief Financial Officer



EXHIBIT INDEX

99.1  Order and Notice Confirming Plan and Fixing Time Limits

99.2  Plan of Reorganization


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